Exhibit 10.16.46+

TERRITORY LICENSE NO. 13
Quick Reference Title:	[*****] Navigation Applications
Pursuant to the Data License Agreement between HERE and Client dated as of the effective date identified therein (“Agreement”), HERE and Client hereby agree to the following additional terms and conditions. For purposes of this TL, “HERE” shall be deemed to also include HERE Europe B.V. and HERE Solutions Korea Co. Ltd., which agree by signing below to be bound by the terms and conditions contained in the Agreement. This TL shall additionally consist of attachments setting forth the terms and conditions (including pricing) related to the Data for each Territory licensed under this TL. Capitalized terms not otherwise defined in the Agreement or in this TL (including any exhibits, schedules or attachments hereto) shall have the meanings set forth in Exhibit A hereto.

Client:	TELENAV, INC.
Effective Date of Territory License:	August 1, 2017 (the “Effective Date”)
Territory License Term
The term of this TL shall commence on the Effective Date of this TL and continue until October 31, 2024 (“Expiration Date”), unless terminated as provided in the Agreement (“TL Term”); provided, however, that the TL Term shall extend for Client to fulfill its obligations (i) pursuant to Subscriptions sold by Client prior to the Expiration Date ending [*****] following the date on which the model year of the Identified Vehicle ceases to be in production; and (ii) with respect to compiling Update Copies (“Update Term”).   Notwithstanding the foregoing or anything to the contrary in the Agreement, in the event the TL Term or Update Term conflicts with the Term of the Data License Agreement, the applicable TL Term or Update Term shall control, but only with respect to this specific TL. Within [*****] following such Expiration Date, Client shall notify HERE in writing of the end date of any such Update Term and the number of Subscriptions to be fulfilled during such Update Term.

The exchange of a fully executed TL (in counterparts or otherwise) by electronic transmission in .PDF format or by facsimile shall be sufficient to bind the parties to the terms and conditions of this TL.

Both parties have executed this TL by their duly authorized officers as of the Effective Date.

HERE NORTH AMERICA, LLC	TELENAV, INC.
By: /s/ Simon Anolick	By: /s/ Michael Strambi
Name: Simon Anolick	Name: Michael Strambi
Title: HERE Legal	Title: Chief Financial Officer
Date: 14 August 2018	Date: 2/24/18

HERE NORTH AMERICA, LLC	HERE EUROPE B.V.
By: /s/ Neil McTeigue	By: /s/ J.M. Kearney
Name: Neil McTeigue	Name: J.M. Kearney
Title: Senior Legal Counsel	Title: Director, Global Channel Development
Date: August 14, 2018	Date:
HERE SOLUTIONS KOREA CO. LTD.	HERE EUROPE B.V.
By: /s/ R.A.J. Houben	By: /s/ R.A.J. Houben
Name: R.A.J. Houben	Name: R.A.J. Houben
Title: Managing Director	Title: Managing Director
Date: 15 Aug 2018	Date: 15 Aug 2018

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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HERE CONFIDENTIAL

HERE SOLUTIONS KOREA CO. LTD.
By: /s/ Neil McTeigue
Name: Neil McTeigue
Title: Senior Legal Counsel
Date: August 14, 2018

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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HERE CONFIDENTIAL

TERMS AND CONDITIONS

I.	Territories.

EU
ALBANIA, ANDORRA, AUSTRIA, BELARUS, BELGIUM, BOSNIA AND HERZEGOVINA, BULGARIA, CROATIA, CYPRUS, CZECH REPUBLIC, DENMARK, ESTONIA, FAROER ISLANDS, FINLAND, FRANCE, GERMANY, GIBRALTAR, GREECE, GREENLAND, HUNGARY, ICELAND, IRELAND, ITALY, KAZAKSTAN, LATVIA, LIECHTENSTEIN, LITHUANIA, LUXEMBOURG, MALTA, MOLDOVA, MONACO, MONTENEGRO, NETHERLANDS, NORWAY, POLAND, PORTUGAL, ROMANIA, RUSSIAN FEDERATION, SAN MARINO, SERBIA , SLOVAKIA (SLOVAK REPUBLIC), SLOVENIA, SPAIN, SWEDEN,
SWITZERLAND, TURKEY, UKRAINE, UNITED KINGDOM, VATICAN CITY STATE

TURKEY	TURKEY stand-alone
MIDDLE EAST	BAHRAIN, JORDAN, KUWAIT, LEBANON, OMAN, QATAR, SAUDI ARABIA, UNITED ARABIC EMIRATES, EGYPT
ISRAEL	ISRAEL stand-alone
SOUTH AMERICA	ARUBA, ARGENTINA, BRAZIL, CAYMAN ISLANDS, COSTA RICA, CHILE, COLOMBIA, FRENCH GUIANA, GUADELOUPE, MARTINIQUE, PANAMA, PARAGUAY, PERU, THE BAHAMAS, URUGUAY, VENEZUELA
SOUTH EAST ASIA	PHILIPPINES, SINGAPORE, VIETNAM, THAILAND, MALAYSIA, INDONESIA, BRUNEI
AFRICA	BOTSWANA, EGYPT, KENYA, LESOTHO, MOROCCO, NAMIBIA, SOUTH AFRICA, SWAZILAND

II.	Data
The Data for each Territory consists of (i) Base Map Data and (ii) any Additional Content, and (iii) Add-Ons, each as further described below. HERE shall make available to Client the Data for those countries in the Territory that have been generally released by HERE as of the Effective Date of this TL as well as Update Copies made available by HERE during the TL Term for use in the type of Applications authorized hereunder.
Data for certain regions or areas of the Territory may not be completed and/or may not be produced within the TL Term, and will only be available hereunder upon general release by HERE following completion. Client may request that HERE deliver Data to Client for additional countries in the Territory that are generally released by HERE during the TL Term and HERE shall notify Client if additional terms and conditions apply to such Data. By using the Data after receipt of any such notice from HERE, Client shall be deemed to be bound by such terms and conditions, which are hereby incorporated by reference to be part of this TL.

A.
Base Map Data. “Base Map Data” means, as it relates to any particular country, the standard geographic map data (i.e., not including Additional Content) as and when generally released for commercial use by HERE for such country or portion thereof and which is referred to (and further described) in the applicable standard product documentation provided by HERE as the “Base Map” for that country or portion thereof. HERE may update the list of features and attributes included in “Base Map Data”, but shall not reclassify any “Base” attributes as “Premium”. In the event that HERE violates the foregoing, Client shall have the right to continue using such attribute as part of the “Base Map Data” licensed hereunder and shall not be obligated to pay any incremental amount associated with such use for the duration of the TL Term.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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B.	Additional Content. “Additional Content” means Data licensed under this TL in addition to Base Map Data as further specified below.

2D Junction Visuals	3D Landmarks	Australia Good Food Guide	Basic 3D City Models
Core POIs	Places Extract	Digital Terrain Model	2D Footprints
Extended Listings	Extended Lanes and Lane Markings FC 1-5	Fuel Types	HERE Traffic (ML)
Lonely Planet	Natural Guidance	Postal Code Boundaries	Postal Code Points
Postal Code Points Great Britain	Postal Code Points Netherlands	Point Addressing	Speed Limits FC 1-5
Safety Cameras	Signs, Signals and Warnings	Scenic Routes	Toll Costs
Traffic Patterns	Voice Phonetic Transcriptions	World Map	Supplemental Listings
Extended Navigation	HOV Lanes	Highway Exit POI	Actual Address Range
Enhanced Geometry
Off Road	TMC Codes*
*Use of TMC Codes is subject to the following terms and conditions:
•    TMC location codes may not be compatible with any third party traffic services that use the HERE Data and,
•    without limiting any other provision in this Agreement, Client shall not distribute or otherwise make available the TMC location codes to any third party.

Additional Content shall be subject to the applicable fees described in Section V(A) below. HERE reserves the right to discontinue Additional Content upon reasonable notice to Client and [*****](“[*****]”); provided, however, subject to HERE’s rights under its supplier agreements, that the last releases provided by HERE to Client of any discontinued Additional Content may be included in any Copies distributed thereafter. For sake of clarity, Client may continue to include discontinued Additional Content in Copies previously distributed prior to receipt of notice from HERE of such discontinuation. Additional Content is not available on a standalone basis and may be licensed and used in conjunction with Data only.

C.
Add-Ons. “Add-Ons” means Additional Content generally released by HERE from time to time for which HERE does not charge, in its sole discretion, additional license fees. HERE shall be under no obligation to release such Additional Content.

II.	Application.
Applications licensed under this TL shall consist solely of (i) Route Guidance Applications, and (ii) [*****] Applications; developed by or for Client and sold or otherwise distributed to [*****] for installation in the automotive head-unit or in-dash navigation system of [*****] Identified Vehicles sold or leased in the Territories specified herein, each as further described below:

A.
A “Route Guidance Application” means a Media Dependent Application that may include [*****] and that uses Data solely to provide information solely in connection with one or more of the functions of (a) navigation, (b) routing or route guidance, and (c) positioning. For sake of clarity, Route Guidance Applications may not be capable of determining an Electronic Horizon and/or enabling [*****] functionality.

B.
An “[*****] Application” means a [*****] that provides functionality that enables the Route Guidance Application to provide [*****] regarding [*****] characteristics to the End-User such as [*****] or other functions. These [*****] do not meet the definition of [*****], which would include any [*****] or [*****] features where the End-User would [*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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HERE CONFIDENTIAL

of the vehicle at any point. Any [*****] or [*****] of vehicle [*****], including, systems or functions for the [*****] of vehicle [*****] and/or [*****] is prohibited in the [*****] Application.

The [*****] Application can be used by the [*****] Identified Vehicles for the [*****] of the vehicle by accessing the Data. During the period the vehicle is under subscription for HERE Location Platform Services, the vehicle can leverage Client’s cloud services for [*****] and then the [*****] feature would access the [*****].

The Applications shall not include Excluded Applications. In addition, to the extent that Client has another TL under which Client is licensed for applications (“Other Applications”) that would otherwise fall within the definition of Applications under this TL, such Other Applications shall be excluded from the license granted under this TL.

III.	Licensed Use. Use of the Data is limited to:

A.
Compiling any portion of the Data (“Compiled Data”) into Client’s own proprietary data format (which shall not include third party or public domain formats, unless otherwise mutually agreed upon between the parties) and, using the most current version of Data delivered by HERE to Client (except as otherwise required by [*****]’s and Client’s development schedule), making copies of the Compiled Data for any portion of a single Territory either stored on physical storage media or in the form of electronic files suitable for transmission to an End-User for storage on physical storage media possessed by the End-User (collectively, “Copies”);

B.
Distributing such Copies of Compiled Data to [*****] or a third party designated by [*****] (including HERE) for further distribution to End-Users (in the case of electronic files by transmitting and storing the same directly onto the physical storage media possessed by the End-User), solely for the End-Users’ own internal business and personal use with the Application. Client shall use commercially reasonable efforts to enforce the terms and conditions of its distribution agreement with [*****] and/or a third party designated by [*****], which shall include the obligation for [*****] and/or a third party designated by [*****] to comply with the applicable terms and conditions set forth herein. Notwithstanding the foregoing, the Compiled Data may not be distributed to any HERE competitor, including [*****]. For sake of clarity, the foregoing restriction shall not restrict employees of a HERE competitor, including [*****], from using the Data in Applications licensed to such employees for their personal use;

C.
Storing the Compiled Data on one or more internal servers possessed or otherwise controlled by Client solely to provide information for Applications licensed hereunder solely for the End-Users’ own internal business and personal use with Applications, provided that Client may not enable access to, or provide, any updated or more recent versions of the Compiled Data to any End-User unless a current (i.e., unexpired) Subscription is in place with such End-User. For sake of clarity, an End-User may only receive information derived from the Compiled Data in connection with an Application solely for the duration of the Subscription period for such Application.

D.
Storing a limited cache of Destination/Waypoint data solely as a list of “Favorites” or “Recents” for individual End-Users on one or more internal servers possessed or otherwise controlled by Client or [*****] in accordance with Section VII(D) below.

E.
For sake of clarity, notwithstanding anything to the contrary under this TL, Client’s rights herein are limited solely to production and distribution of Compiled Data to [*****] and/or any [*****] designated third party. Client shall not distribute, provide or otherwise make available any [*****] to any End-User under this TL. Such [*****] may only be distributed, provided or otherwise made available to an End User through [*****] or an [*****] designated third party; provided that such End-User has entered into a Subscription or has otherwise paid the per Copy fee for such [*****].

IV.	Fees to HERE.

A.
License Fees. License fees hereunder consist of the per Copy fees applicable to use of the Data for the applicable Territory for each Application specified herein, combined with the amounts due for any Additional Content that is made accessible for use in such Application (“Additional Content Fees”). For the avoidance of doubt, the pricing for each Territory in the tables in Exhibit C reflects the total amount due to HERE for each Copy, after combining the License Fees and the applicable Additional Content Fees (collectively, the “License Fees”). For sake of clarity, the License Fees per Copy shall include the $[*****] for use of the [*****], subject to the terms and conditions of that [*****], made by and between Client and [*****], dated [*****], and shall be paid to HERE in accordance with this TL, in connection with the [*****] Application, regardless of whether [*****] functionality within such Application is activated or not activated by [*****].

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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HERE CONFIDENTIAL

B.
License Fee Reports & Due Dates. Notwithstanding anything to the contrary under Section 5.8 of the Agreement, License Fee reports specifying (i) the number of Copies distributed; (ii) the respective Territory, (iii) compilation version of such Copies and (iv) a non-binding forecast of Copies to be distributed during the [*****] months following such reporting period, in each calendar month are due by the [*****] day after the end of the month for which the report is provided (e.g., for Copies distributed in January 2019, the License Fee report is due by [*****]). Following receipt of such report, HERE shall invoice Client for the amounts due. Client shall pay the License Fees as specified under Exhibit C by the [*****] day of the [*****] month following the month for which the License Fee report is provided (e.g., for Copies distributed in January 2019, the License Fee report is due by [*****], and payment is due by [*****]).

C.	[*****] Units

a.
[*****] Units. Subject to the terms and conditions herein, HERE shall waive the License Fees for units distributed to [*****] for [*****] of [*****] Units (the “[*****] Units”), provided that (i) the total number of [*****]Units in the aggregate do not exceed [*****] of the average [*****] number of Copies that are distributed in the immediately prior [*****] month period in which a change is made to Compiled Data in [*****]that are released to [*****] or [*****] (e.g., [*****]) and (ii) such [*****] Units use the next version of the Compiled Data in such updated [*****]. [*****] Units must be reported within [*****] days of a change in Compiled Data for such unit.

b.
[*****] Units. Subject to the terms and conditions herein, HERE shall waive the License Fees for units distributed to [*****] for [*****] of [*****] Units (the “[*****] Units”), provided that (i) the total number of [*****] Units in the aggregate do not exceed [*****] of the average[*****]number of Copies distributed in the immediately prior [*****] month period; and (ii) the [*****] Units use a the same version of the Compiled Data in such [*****].

c.
Notwithstanding the foregoing, HERE will waive such License Fees for [*****] Units provided that Client: (i) report all [*****] Units according to each such unit’s Compiled Data version; (ii) include [*****] or [*****] in the License Fee report (e.g., separate line items for returns for [*****] Units, [*****] for [*****] Units and [*****] for [*****] Units); (iii) provides written certification of the [*****] or [*****] of any [*****] Unit or [*****] Unit. HERE may audit Client records to confirm compliance with this Section V(C) in accordance with Section VII(A) of this TL.

“[*****] Unit” means a Client product unit that has not been distributed by [*****] to an End-User that [*****] returns to Client for [*****] with the next version that uses the Compiled Data.
“[*****] Unit” means a Client [*****] unit that [*****] deems to be [*****] and is returned to Client by [*****] for [*****] with the same version that uses the Compiled Data. For sake of clarity, any [*****] Unit that does not include the same version of the Compiled Data that was included in the reported [*****] Unit for such [*****] shall be subject to payment of the License Fees set forth herein, except where the End User has an [*****] at the time of [*****].
“[*****] Units” and “[*****] Units” shall be collectively referred to herein as “[*****] Units.”

D.	Currency. License Fees hereunder shall be paid in U.S. Dollars, no currency conversion.

V.	End-User Terms; Supplier Terms.

A.
In all instances where the Application uses, accesses, reflects or relies upon any portion of the Data to deliver information to End-Users, Client shall comply with the requirements for End User Terms as specified in Exhibit B.

B.	Client acknowledges and agrees that:

i)
in certain parts of the Territory or with respect to certain parts of the Data, additional terms may apply. Customer expressly agrees, and procures that any sub-licensee agrees, to such supplier terms as made available at https://legal.here.com/terms/general-content-supplier/terms-and-notices/ or as made available by HERE in the Data download center in connection with the Data; and

ii)	all copies of the Data and packaging relating thereto shall include the third-party notices set out at https://legal.here.com/terms/general-content-supplier/terms-and-notices/.

C.
Notwithstanding any termination or expiration of the Agreement or this TL, an End-User’s right to use the last version of the Copy of the Compiled Data received by the End-User in connection with the Application under the Agreement and this TL shall continue so long as such End-User’s use of the Application is in compliance with all terms and conditions of Client’s then current end user license agreement for the Application. For sake of clarity, the foregoing right does not include continued access to Data in connection with [*****] that may have been included in the Application.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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VI.	Additional Provisions.

A.
Audit. During the TL Term, HERE has the right to audit Client’s records regarding (i) its use of the Data; (ii) the number of Copies and Subscriptions granted for calculation of License Fees; and (iii) information specifying each [*****] to [*****], [*****] or [*****] of each [*****], the [*****] of each [*****] and the [*****] of all [*****] as set forth under Section VII(F) below, in accordance with Section 5.9 of the Agreement. With respect to any License Fees reported by Client which are based on third party reports (e.g. Subscriptions reported by [*****]), Client shall use commercially best efforts to require such third party to provide adequate documentation and information for a period covering [*****] years after the applicable payment of License Fees related to such reported amounts to substantiate the methodology used to track Subscriptions and to verify the accuracy of the number reported.

B.
Location Platform Services. Client’s use of HERE APIs to enable the Applications to access certain location platform services made available by HERE are subject to the terms and conditions of the separate agreement for which such APIs are licensed to Client, made by and between Client and HERE.

C.
Third Party Content. Client may not combine, associate, use or layer third party content or data with the Data and/or information or results derived from the Data that is [*****] to the [*****] of [*****], except solely for the following content, provided that Client provides correct attribution so that the origin of the Data and the origin of the third party content can be reasonably understood:

•
Client may display [*****] and [*****] with the [*****]. As used herein, “[*****]” data means the [*****] for [*****] of a [*****] (e.g., [*****]). For purposes of clarity, a [*****] does not include the [*****] (e.g., [*****]).

•	Client may [*****] or [*****] on results derived from the Data.

•	Client may [*****] using the Data.

•	Client may [*****] and [*****] using the Data.

•
For matched third party POI data, Client may [*****] with [*****], provided that Client complies with the following: (i) resulting [*****] may only be used for the Application licensed hereunder (ii) [*****] may not be used to [*****] or [*****], except for the specific purpose indicated in (i) above, and (iii) any use of [*****] is subject to proper attribution as described herein in sections VI.A. and VII.E.

•	Client may allow End-Users to [*****] from [*****] of POI data.

•
Client may allow other [*****] running on a vehicle to access or update [*****] and/or [*****] as defined in Section VII(D) below. In addition, Client may allow such [*****] running on a vehicle solely to send information to the [*****] for purposes of [*****], or [*****] solely [*****].

D.
Caching. Notwithstanding anything to the contrary contained herein, [*****] shall be allowed to store a limited cache of Destination/Waypoint data for individual End-Users from Compiled Data accessed by such individual End-Users through the Application as a list of “Favorites” (up to [*****] Destination/Waypoints) and/or “Recents” (up to [*****] Destination/Waypoints) on its servers.  The cached Destination/Waypoint data for each individual End-User may be accessed from [*****] by such End-User as part of the [*****] in Applications licensed hereunder.  Notwithstanding the foregoing, the cached Destination/Waypoint data shall not be (a) made accessible to applications for purposes other than an individual End-User’s internal business and personal use of the Destination/Waypoint data stored under that end user’s profile or for improving errors or missing data in third-party map data and (b) uploaded or downloaded in bulk (i.e., the data provided must be responsive to an End-User query or action). Caching of an [*****] of “Favorites” and/or “Recents” solely for individual End-Users on a vehicle head-unit is permitted for the [*****] of the vehicle so long as the per Copy License Fees have been paid by Client for such unit. The foregoing shall survive expiration or termination of this TL, notwithstanding anything to the contrary in the Agreement.

E.
HERE Marks and Legends. Client shall include HERE Marks and the applicable HERE copyright notice (as specified in the HERE branding guidance as provided by HERE to Client) and third party copyright and similar notices and legends as specified in the Agreement, the HERE branding guidance and/or otherwise provided by HERE in the Application and/or owner’s manual, or such other placement of the HERE Marks & Legends as may be mutually agreed by the parties, but in all cases subject to [*****]’s requirements.

F.
[*****]. Client may display the entire navigation experience or portions thereof in connection with a licensed Application to the End-User on [*****] or [*****] within a vehicle running such licensed Application.

G.
[*****]. Subject to the terms and conditions set forth herein, in the event an [*****] is [*****] in compliance with [*****], the Subscription in connection with the [*****] may be “[*****]” (i.e., the Subscription period shall be [*****] for either the applicable [*****] or [*****] period) for such [*****] when [*****] to a [*****]r and will not be subject to additional charges to Client, provided that:

•	Such [*****]within [*****] days of [*****] or [*****]of the to such End-User;

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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•	Client reports the number of [*****] that include a [*****] as a separate line item in the License Fee reports in accordance with Section V(B) above; and

•	Client maintains detailed records of [*****] in accordance with Section VII(A) above.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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EXHIBIT A DEFINITIONS
“Application” means each application as defined under Section III of this TL.
“Destination/Waypoint Delivery” means delivery of latitude/longitude coordinates and street address of a single point of interest or location (“Destination/Waypoint”) as part of an End-User’s destination selection to other Applications licensed hereunder and the delivery of a single Destination/Waypoint and associated name and attribution as part of an End-User’s destination selection for [*****] applications.
“Electronic Horizon” means a HERE proprietary method and system for calculating the most likely path and other feasible paths, based on algorithmic heuristic maneuvering rules, of a vehicle on the road network for some distance ahead (typically 2 to 5 kilometers) and identification of defined hazards and other road data of interest such as slope, curvature, speed limits, intersections, hazard signs and others.
"Excluded Applications" means any use of the Data in a manner not expressly authorized under this TL, including but not limited to use of the Data (i) for or with fleet management, dispatch or similar applications; (ii) for or with geomarketing applications (i.e., an application that analyzes and displays geographic, demographic, census and behavioral data to assist End-Users in understanding and modeling relevant business data and making business decisions, including, without limitation: (a) marketing analysis and segmentation, (b) customer prospecting and analysis, (c) sales territory analysis and definition or (d) distribution network site selection); (iii) for, or in connection with, any systems or functions for automatic or autonomous control of vehicle behavior, including, for example, systems or functions for the control of vehicle speed, braking, suspension, fuel, emissions, headlights, stability, drive train management, visibility enhancement and steering (except for [*****] Applications); (iv) in rental vehicles or other rental situations except for personal use by an End-User in a vehicle; or (v) for or with a software application involving a predefined set of rules and goals built for End-User participation, focused primarily on competition and/or amusement (“Game”), that uses Data in the operation of the Game.
“Identified Vehicle” means an [*****] vehicle, identified by a vehicle identification number (“VIN”) or other unique identifier in which the Application has been installed and/or associated with an End User account for which a Subscription is granted. Any adoption to PSA vehicles need to be discussed and confirmed with HERE upfront.
“Media-Dependent Application” means non-server computer devices developed by or for Client (including, without limitation, proprietary computer hardware platforms developed by or for Client and/or computer software programs developed by or for Client for use on [*****] devices such as [*****] and other [*****] and [*****] devices) distributed to End-Users for their own internal business and personal use, consisting of Data solely for a Territory, which is resident on any [*****] possessed by the End-User solely to provide information to End-Users in text, audio, haptic and/or graphical form. A [*****] may include [*****], subject to an eligible Subscription granted to an End-User.
“[*****]” means a software application developed by or for Client, for use with the [*****], and that is installed on and operates from one or more servers and/or one or more stationary computer terminals connected thereto, controlled and operated by Client, and which Client makes accessible to End-Users through an automated or non-automated interface, solely via [*****] thereto from an Identified Vehicle, for receiving information from and delivering information to End Users of such Identified Vehicle, and incorporates and uses the Data solely to derive and deliver the functionalities specified under the Application, by a communication in the form of either a single file or multiple files containing text, raster image, binary data and/or voice data or an uninterrupted voice communication, to the End-User.
“Subscription” means each grant of the right to, or provision of the capability to, receive [*****] or otherwise access the Data, including any Update Copies, (whether or not such Data is actually received or accessed) through each Application for the Identified Vehicle for an identified period. Without limiting the foregoing, a Subscription shall be deemed to have been granted to an End User if the Application is used, downloaded or otherwise made available to an End-User, even if an End-User has not accessed the applicable Application or otherwise assented to End-User Terms required in connection with access to such Application.
“Update Copy” means an additional Copy provided to an End-User, containing Data with substantially similar Additional Content and for the same geographic area as contained in a prior Copy provided to such End-User, wherein the Data contained in the Update Copy is updated from the version of Data contained in the most recent, prior Copy distributed to the End-User.
“[*****]” means an [*****] on the [*****] controlled or possessed by Client made accessible through the [*****] of an Application made available to an End-User for the same geographic area as updated from the version of Data contained in the most recent, prior version of the Data made available to an End-User.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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EXHIBIT B END-USER TERMS

In all instances where the Application uses any portion of the Data to deliver information to End-Users, Client shall provide End-Users with a copy of End User terms and shall provide conspicuous notice to End-Users and notify each End-User that their use is subject to the End User terms, prior to such End-User’s use of, or access to any portion of the Data. End-User terms shall, at a minimum, include provisions that:

i.	restrict use of the Data to the End-User's own use for use with the Application;

ii.	prohibit use of the Data with geographic data from competitors of HERE (unless otherwise expressly permitted in writing by HERE);

iii.	prohibit reverse-engineering and archiving of the Data;

iv.	prohibit any export of the Data (or derivative thereof) except in compliance with applicable export laws, rules and regulations;

v.	require the End-User to cease using the Data if End-User fails to comply with the terms and conditions of the End-User terms;

vi.
provide notice to the End-User of the applicable regulatory and third-party supplier restrictions and obligations (including copyright notices), which may be satisfied by including a link to a URL to be hosted by HERE, which is currently contained at https://legal.here.com/terms/general-content-supplier/terms-and-notices/ (or as notified to Customer by HERE);

vii.
provide notice to United States Government End-Users that the Data is a "commercial item", as that term is defined at 48 C.F.R. ("FAR") 2.101, and is licensed in accordance with the End-User terms under which the Data is provided;

viii.	affirmatively disclaim any warranties, express or implied of quality, performance, merchantability, fitness for a particular purpose and non-infringement;

ix.
affirmatively disclaim liability for any claim, demand or action, irrespective of the nature of the cause of the claim, demand or action arising out of the use or possession of the Data; or for any loss of profit, revenue, contracts or savings, or any other direct, indirect, incidental, special or consequential damages arising out of the use of, or inability to use the Data, any defect or inaccuracy in the Data, or the breach of these terms or conditions, whether in an action in contract or tort or based on a warranty, even if Client, HERE or their suppliers have been advised of the possibility of such damages; and

x.	do not make or imply any warranties on behalf of HERE or its data suppliers or provide any right of liability or indemnity against HERE or its data suppliers.

U.S. Government End-Users. If the Data is being acquired by or on behalf of the United States government or any other entity seeking or applying rights similar to those customarily claimed by the United States government, the Data is a “commercial item” as that term is defined at 48 C.F.R. (“FAR”) 2.101, is licensed in accordance with these End-User Terms, and each copy of Data delivered or otherwise furnished shall be marked and embedded as appropriate with the following “Notice of Use,” and shall be treated in accordance with such Notice:
NOTICE OF USE
CONTRACTOR (MANUFACTURER/ SUPPLIER) NAME: HERE
CONTRACTOR (MANUFACTURER/SUPPLIER) ADDRESS:
c/o Nokia, 425 West Randolph Street, Chicago, Illinois 60606
This Data is a commercial item as defined in FAR 2.101 and is subject to these End-User Terms under which this Data was provided.
© 1987 - 20XX HERE – All rights reserved
If the Contracting Officer, federal government agency, or any federal official refuses to use the legend provided herein, the Contracting Officer, federal government agency, or any federal official must notify HERE prior to seeking additional or alternative rights in the Data.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
Territory License No.13 [*****] jw    PAGE 10 OF 10
HERE CONFIDENTIAL

EXHIBIT C PRICING

Client shall pay HERE the License Fee per Copy as set forth in the applicable tables below for each Application distributed hereunder containing all or any portion of the Data. For sake of clarity, the License Fees shall include the applicable fees for all HERE APIs specified below that are licensed to Client for use in the Applications under the General License Agreement (“HERE Location Platform Services”), dated February 10, 2014, made by and between the parties, as described therein.

1.
Fees Per Copy for Route Guidance Applications with [*****]. The following fees per Copy for use of the Data in connection with Route Guidance Applications shall include (i) the Initial Copy and (ii) a [*****], including (a) [*****] (up to [*****] in a [*****] via [*****] or [*****]) (“[*****]”), (b) HERE Traffic (ML) and (c) access to the HERE dynamic content (i.e., local search, safety camera ([*****] only, not [*****]), off-street parking and fuel prices) (collectively, the “HERE Location Platform Services”) until the [*****] of: (1) [*****] the [*****] Subscription, or (2) [*****] (collectively, the “[*****]”).

The per Copy fees below are based on (i) use of the Data, (ii) Territory contained in the Copy and (iii) [*****]. [*****], cost for [*****], [*****] and [*****] of [*****] are subject to a separate agreement between HERE and Client. Following the end of the [*****], unless the End-User enters into a renewal (i.e., paid) Subscription for [*****], HERE Traffic (ML) and the HERE Location Platform Services, Client shall promptly terminate End-User’s access to [*****], HERE Traffic (ML) and the HERE Location Platform Services. If the End-User elects to enter into such Subscription, then Client shall pay to HERE the per renewal Subscription fees as mutually agreed to by the parties.

Route Guidance Applications
[*****]
Territory	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Europe / Turkey	$[*****]	$[*****]	$[*****]	$[*****]	$[*****]	$[*****]
Turkey (only)	$[*****]	$[*****]	$[*****]	$[*****]	$[*****]	$[*****]

2.
Fees Per Copy for [*****] Applications with [*****]. The following fees per Copy for use of the Data in connection with [*****] Applications shall include (i) the Initial Copy; and (ii) a [*****], including [*****], access to the HERE Location Platform Services and HERE Traffic (ML) during the Subscription period.

The per Copy fees below are based on (i) use of the Data, (ii) Territory contained in the Copy and (iii) [*****]. [*****], cost for [*****], [*****] and [*****] of [*****] are subject to a separate agreement between HERE and Client. Following the end of the [*****], unless the End-User enters into a renewal (i.e., paid) Subscription for [*****], HERE Traffic (ML) and the HERE Location Platform Services, Client shall promptly terminate End-User’s access to [*****], HERE Traffic (ML) and the HERE Location Platform Services. If the End-User elects to enter into such Subscription, then Client shall pay to HERE the per renewal Subscription fees as mutually agreed to by the parties.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
Territory License No.13 [*****] jw    PAGE 11 OF 11
HERE CONFIDENTIAL

[*****]Applications
[*****]
Territory	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Europe / Turkey	$[*****]	$[*****]	$[*****]	$[*****]	$[*****]	$[*****]
Turkey (only)	$[*****]	$[*****]	$[*****]	$[*****]	$[*****]	$[*****]

3.
Fees Per Copy for Route Guidance Applications without [*****]. The following fees per Copy for use of the Data in connection with Route Guidance Applications shall include (i) the Initial Copy only. The fees per Copy [*****] include access to the HERE Location Platform Services nor to HERE Traffic (ML) during the Subscription period.

The per Copy fees below are based on (i) use of the Data, (ii) Territory contained in the Copy and (iii) vehicle model year.

Route Guidance Applications
[*****]HERE Traffic (ML)/HERE Location Platform Services
Territory	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Middle East	$[*****]	$[*****]	$[*****]	$[*****]	$[*****]	$[*****]
Israel	$[*****]	$[*****]	$[*****]	$[*****]	$[*****]	$[*****]
Africa	$[*****]	$[*****]	$[*****]	$[*****]	$[*****]	$[*****]
South America	$[*****]	$[*****]	$[*****]	$[*****]	$[*****]	$[*****]
South East Asia	$[*****]	$[*****]	$[*****]	$[*****]	$[*****]	$[*****]

4.
Fees Per Copy for [*****] Applications without [*****]. The following fees per Copy for use of the Data in connection with [*****] Applications shall include (i) the Initial Copy only. The fees per Copy [*****] include access to the HERE Location Platform Services nor to HERE Traffic (ML) during the Subscription period.

The per Copy fees below are based on (i) use of the Data, (ii) Territory contained in the Copy and (iii) [*****].

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
Territory License No.13 [*****] jw    PAGE 12 OF 12
HERE CONFIDENTIAL

[*****] Applications
[*****] HERE Traffic (ML)/HERE Location Platform Services
Territory	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Middle East	$[*****]	$[*****]	$[*****]	$[*****]	$[*****]	$[*****]
Israel	$[*****]	$[*****]	$[*****]	$[*****]	$[*****]	$[*****]
Africa	$[*****]	$[*****]	$[*****]	$[*****]	$[*****]	$[*****]
South America	$[*****]	$[*****]	$[*****]	$[*****]	$[*****]	$[*****]
South East Asia	$[*****]	$[*****]	$[*****]	$[*****]	$[*****]	$[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
Territory License No.13 [*****] jw    PAGE 13 OF 13
HERE CONFIDENTIAL